UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2017

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events.

On August 8, 2017, WPX Energy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC as representative of the several underwriters named therein with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $150,000,000 aggregate principal amount of its 5.25% Senior Notes due 2024 (the “Notes”). The Notes will constitute an additional issuance of the Company’s 5.25% Senior Notes due 2024, $500 million aggregate principal amount of which were issued on September 8, 2014. The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Offering is expected to close on August 22, 2017. The Company intends to use the net proceeds from the Offering, together with borrowings under the Company’s senior secured credit facility, to fund the Company’s previously announced cash tender offers for up to $150 million aggregate principal amount of its outstanding 7.500% Senior Notes due 2020, 8.250% Senior Notes due 2023 and 6.000% Senior Notes due 2022. $150 million of 7.500% Senior Notes due 2020 is expected to be purchased in the tender offers on August 22, 2017. The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-198523) (the “Registration Statement”). A legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)                          Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 8, 2017, by and between WPX Energy, Inc. and Wells Fargo Securities, LLC as representative of the several underwriters.
4.1	Form of 5.25% Senior Note due 2024.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

August 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 8, 2017, by and between WPX Energy, Inc. and Wells Fargo Securities, LLC as representative of the several underwriters.
4.1	Form of 5.25% Senior Note due 2024.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).